UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 28, 2010
PRIDE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)		77057 (Zip Code)
Registrant’s telephone number, including area code: (713) 789-1400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In January 2009, the Compensation Committee of the Board of Directors of Pride International, Inc. approved revisions to the forms of award agreements for non-qualified stock options and restricted stock units under Pride’s 2007 Long-Term Incentive Plan, which will be effective for grants made after December 31, 2009. The form of restricted stock unit agreement was revised in order to provide a performance condition to vesting, applicable during the first calendar year of grant, that qualifies as “performance based” compensation under Section 162(m) of the Internal Revenue Code. In addition, the provisions of the forms of restricted stock unit agreement and non-qualified stock option agreement regarding retirement were revised to add a five-year employment condition for retirement and to provide for proration of vesting if the grantee retires within one year of the grant date.
     Also in January 2009, the Compensation Committee of the Board approved forms of award agreements for grants of performance-based restricted stock units under Pride’s 2007 Long-Term Incentive Plan.
     Each of the award agreements provides that the awards are subject to our incentive and equity compensation recoupment policy. The foregoing description of the forms of award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of award agreement, which are filed as exhibits to this Current Report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Form of 2007 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2	Form of 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement.

10.3	Form of 2007 Long-Term Incentive Plan Performance-Based Restricted Stock Unit Agreement.

10.4	Form of 2007 Long-Term Incentive Plan Non-Qualified Stock Option Agreement (with additional provisions).

10.5	Form of 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement (with additional provisions).

10.6	Form of 2007 Long-Term Incentive Plan Performance-Based Restricted Stock Unit Agreement (with additional provisions).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Brady K. Long
Brady K. Long
Vice President - General Counsel & Secretary

Date: January 28, 2010

EXHIBIT INDEX

No.	Description
10.1	Form of 2007 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2	Form of 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement.

10.3	Form of 2007 Long-Term Incentive Plan Performance-Based Restricted Stock Unit Agreement.

10.4	Form of 2007 Long-Term Incentive Plan Non-Qualified Stock Option Agreement (with additional provisions).

10.5	Form of 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement (with additional provisions).

10.6	Form of 2007 Long-Term Incentive Plan Performance-Based Restricted Stock Unit Agreement (with additional provisions).

4